Exhibit 10.10

CONFIDENTIAL TREATMENT REQUESTED – REDACTED COPY

Confidential Treatment has been requested for portions of this Exhibit. Confidential portions of this Exhibit are designated by [*****]. A complete version of this Exhibit has been filed separately with the Securities and Exchange Commission.

STOCK OPTION AGREEMENT AND OTHER COVENANTS

PARTIES:

A) TOTAL LINHAS AÉREAS S/A, a private company with head offices at Rua dos Hangares, No. 03, Bairro Itapoã, Pátio Norte, Aeroporto da Pampulha, CEP 31270-310, in the city of Belo Horizonte, state of Minas Gerais, enrolled with the Corporate Taxpayers’ Registry (CNPJ/MF) under No. 32.068.363/0001-55, hereby represented, pursuant to its bylaws, by its CEO, Alfredo Meister Neto, hereinafter simply referred to as “TOTAL”;

B) TRIP PARTICIPAÇÕES LTDA, a private company with head offices at Rodovia BR 262, Km 05, Campo Grande, in the city of Cariacica, state of Espírito Santo, CEP 29145-901, enrolled with the Corporate Taxpayers’ Registry (CNPJ/MF) under No. 09.229.532/0001-70, hereby represented by its duly authorized management, hereinafter simply referred to as “TRIP PAR”;

C) ÁGUIA BRANCA PARTICIPAÇÕES S/A, a private company with head offices at Rodovia BR 262, Km 05, Campo Grande, in the city of Cariacica, state of Espírito Santo, CEP 29157-405, enrolled with the Corporate Taxpayers’ Registry (CNPJ/MF) under No. 31.469.364/0001-49, hereby represented by its duly authorized Officers, hereinafter simply referred to as “ABP”;

D) CAPRIOLI PARTICIPAÇÕES LTDA, a private company with head offices at Avenida Governador Pedro de Toledo, 869, Bonfim, CEP 13070-751, in the city of Campinas, state of São Paulo, enrolled with the Corporate Taxpayers’ Registry (CNPJ/MF) under No. 08.243.914/0001-95, hereby represented by its duly authorized administrator, hereinafter simply referred to as “CAPRIOLI PAR”;

E) ANTONIO AUGUSTO GOMES DOS SANTOS, Brazilian, married, businessman, bearer of the identity card (RG) No. 3.352.854-8 SSP/SP and enrolled with the Individual Taxpayers’ Registry (CPF/MF) under No. 068.697.008-00, resident and domiciled at Rua Ângelo José Vicente, No. 48, Bairro Nova Campinas, in the city of Campinas, state of São Paulo, CEP 13092-150;

STOCK OPTION AGREEMENT AND OTHER COVENANTS

F) JOSÉ MÁRIO CAPRIOLI DOS SANTOS, Brazilian, single, business administrator, bearer of the identity card (RG) No. 10.860.499-8 SSP/SP, enrolled with the Individual Taxpayers’ Registry (CPF/MF) under No. 182.107.798-93, resident and domiciled at Rua Proença, No. 991, apt 163, CEP 13026-121, Bosque, in the city of Campinas, state of São Paulo;

G) ALEXANDRA CAPRIOLI DOS SANTOS FONTOLAN, Brazilian, married under the partial community of property regime, advertising professional, bearer of the Identity Card (RG) No. 10.860.498-6 SSP/SP, enrolled with the Individual Taxpayers’ Registry (CPF/MF) under No. 102.243.858-10, resident and domiciled at Rua Piquete, No. 1211, Jardim Itamarati, CEP 13093-060, in the city of Campinas, state of São Paulo;

H) RENAN CHIEPPE, Brazilian, divorced, business administrator, resident and domiciled at Avenida Antônio Gil Veloso, No. 160, Ed. Solar iza Ferreira, apto. 401, Praia da Costa, CEP: 29101-011, bearer of the Identity Card (RG) No. 484.790 SSP/ES, enrolled with the Individual Taxpayers’ Registry (CPF/MF) under No. 674.438.187-34;

I) DECIO LUIZ CHIEPPE, Brazilian, married, business administrator, resident and domiciled at Rua Placidino Passos, No. 170, casa, bairro Ilha do Frade, in the city of Vitória, state of Espírito Santo, CEP 29057-740, bearer of the Identity Card (RG) No. 440.802 SSP/ES enrolled with the Individual Taxpayers’ Registry (CPF/MF) under No. 576.171.987-87; and

J) NILTON CARLOS CHIEPPE, Brazilian, married, architectural engineer, resident and domiciled at Rua Raulino Gonçalves, No. 122, Enseada da Praia do Suá, in the city of Vitória, state of Espírito Santo, CEP 29055-150, bearer of the Identity Card (RG) No. 105.882-SSP/ES, enrolled with the Individual Taxpayers’ Registry (CPF/MF) under No. 042.838.136-7,

(each, a “Party” and, collectively, the “Parties”)

STOCK OPTION AGREEMENT AND OTHER COVENANTS

WITNESSETH:

WHEREAS TRIP and TOTAL entered into the “Business Adjustment Commitment Agreement and Other Covenants” (the “Commitment Agreement”), on November 6, 2007, whose subject matter is to set forth the operating and legal conditions to fully transfer TOTAL’s airline passenger operations, including the following assets: Goodwill (Fundo de Negócios); aircrafts; brands; inventory of parts and tools; rights on improvements and use of hangars, as wells as related furniture, equipment, computers, software and tools; and its operating bases in the Brazilian territory, equipped with furniture, machinery and materials;

WHEREAS, on January 11, 2008, TRIP and TOTAL entered into an Assets Purchase Agreement and Other Covenants, giving effect to the transfer of Assets and establishing payment terms;

NOW THEREFORE, the PARTIES have caused this Stock Option Agreement and Other Covenants (the “Agreement”) to be executed, and agree as follows:

I. GOING-PUBLIC PROCESS AND SALE OF TOTAL’S EQUITY INTEREST

1.1. Assuming a possible sale of shares received by TOTAL, pursuant to the OPTION AGREEMENT TO CONVERT CREDITS INTO SHARES, which granted six million, seven hundred thirty-three thousand, three hundred three (6,733,333) common shares to TOTAL, the main condition is that TRIP LINHAS AÉREAS S/A becomes a public company (“IPO”) registered with the Securities Commission (Comissão de Valores Mobiliários – CVM), trading its shares in the São Paulo Stock Exchange (Bolsa de Valores – BOVESPA) within a period of thirty-six (36) months as of execution hereof, which period may be extended, at the discretion of TRIP PAR, for twelve more (12) months (including a secondary tender offering of shares by the current shareholders). TOTAL may then sell part of or all its shares in the capital markets).

CONFIDENTIAL TREATMENT REQUESTED

STOCK OPTION AGREEMENT AND OTHER COVENANTS

1.2. In the IPO, shares of TRIP shall be priced through the bookbuilding process, which is the valuation of shares according to a method adopted in the capital markets (“Pricing”).

1.3. If, as a result of Pricing, the estimated price per share of TRIP LINHAS AÉREAS S/A., held by TOTAL, is below [*****] per common share, TOTAL may then exercise the Put Option and sell its shares to TRIP PAR, in full or in part, for the abovementioned price of [*****] per share.

1.4. If, as a result of Pricing, the estimated price per share of TRIP LINHAS AÉREAS S/A., held by TOTAL, is above [*****], TRIP PAR may then exercise the Call Option and purchase the shares of TOTAL, in full or in part, for the abovementioned price of [*****] per share.

1.5. If, as of the execution date hereof, there is any reverse stock split or stock split, for any reason, the relevant effects shall be applied to the number of shares mentioned herein, as well as to the lowest and highest price per share.

1.6. The options provided for herein are contractual obligations and, therefore, irrevocable.

1.7. The Call or Put Option shall be subject to the following:

i) the Options shall be exercised upon express statement (“Notice”) sent to the other Party, on the Pricing date. It is hereby agreed that the procedure to exercise the Option will be detailed, within sixty (60) days from the execution date hereof, through an amendment hereto that will become an integral part of this instrument;

ii) based on the dynamics of the IPO process, especially the Pricing procedure, the PARTIES shall be in direct contact (in person or by cell phone) at the time of such event (Pricing); once they become aware of the set price, they shall formalize and exercise the corresponding Option;

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

STOCK OPTION AGREEMENT AND OTHER COVENANTS

iii) once the Option is exercised by one of the Parties, the other Party shall have to immediately purchase or sell the shares, as applicable;

iv) payment for the shares shall be made by wire transfer to the account or accounts indicated by TOTAL, in Brazil, within thirty (30) days from the effective receipt of the Put Option Notice or remittance of the Call Option Notice, as applicable.

1.8. If TRIP LINHAS AÉREAS S/A, through its Board of Directors, for any reason, fails to conduct the IPO within forty-eight (48) months from the execution date hereof, TRIP PAR shall purchase the shares mentioned herein from TOTAL for the following price and conditions.

1.9. The amount to be paid by TRIP PAR, as provided for in Item 1.8 above, shall be set forth as follows:

i) the price shall be assessed based on January 11, 2012.

ii) each Party shall engage, at its expense, an appraisal company with unblemished technical capabilities and public acknowledgment in the valuation of assets and Companies, selected among a list of ten (10) appraisal companies listed by BOVESPA on a monthly basis (Evolução da Posição de Auditores Independentes por Clientes Listados na Bovespa – available at the CVM website), at the time of the event;

iii) the price shall be equal to the arithmetic mean of the values shown in the report prepared by two appraisal companies;

iv) however, if the values shown in the reports differ by more than fifteen percent (15%), the Parties shall, as mutually agreed, choose a third company, pursuant to the same criteria mentioned above, and the value assessed by such company shall serve as the reference base for the transaction.

CONFIDENTIAL TREATMENT REQUESTED

STOCK OPTION AGREEMENT AND OTHER COVENANTS

1.9.1. If the appraisal report sets a price per share of TRIP LINHAS AÉREAS S/A below [*****], then the price shall be set at [*****] per common share. If the appraisal report sets a price per share of TRIP LINHAS AÉREAS S/A above [*****], then the price shall be set at [*****] per common share. If the appraisal report sets a price between [*****] per common share, then the price shall be the price included in the appraisal report.

1.9.2. Once the appraisal process has been completed, the payment of shares shall be made by wire transfer to the account or accounts listed by TOTAL, in Brazil, within thirty (30) days.

1.10. In any circumstances, the minimum price of [*****] per common share and the maximum price of [*****] per common share shall be adjusted as follows:

i)	until the thirty-sixth month from the date of execution hereof, at [*****] of the CDI rate ;

ii)	as of the thirty-sixth month until effective payment, at [*****] of the CDI rate plus [*****] per month.

1.11. If, as of the execution date hereof, there is any reverse stock split or stock split, for any reason, the relevant effects shall be applied to the number of shares mentioned herein, as well as to the lowest and highest price per share.

1.12. In case of default on payment, i.e., failure to make the payment by the due date, irrespective of prior notice, the price shall be adjusted as follows:

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

STOCK OPTION AGREEMENT AND OTHER COVENANTS

i)	interest for late payment corresponding to the SELIC rate plus one percent (1%) per month;

ii)	progressive fine of two percent (2%) every thirty days, up to the limit of twenty percent (20%).

1.13. ÁGUIA BRANCA PAR, CAPRIOLI PAR, ANTÔNIO AUGUSTO GOMES DOS SANTOS, JOSÉ MÁRIO CAPRIOLI DOS SANTOS, ALEXANDRA CAPRIOLI DOS SANTOS FONTOLAN, RENAN CHIEPPE, DECIO LUIZ CHIEPPE, and NILTON CARLOS CHIEPPE joint and severally agree to be the Guarantors, without the benefit of discussion, of all obligations assumed by TRIP PAR, including the adjustments for late payment.

II. MISCELLANEOUS

2.1. Transfer or assignment of shares and rights. The obligations herein assumed by the PARTIES and all rights hereunder are not transferrable, except if previously and mutually agreed by the Parties, in which case, the interested Party shall send a notice to the other Party informing of their intention to make the transfer.

2.2. This Agreement shall prevail over any other previous negotiations, agreements, and contracts, which shall only be amended in writing and interpreted and applied in accordance with the principle of good faith, according to and in the context of the other agreements entered into by the Parties.

2.3. Tolerance by any of the Parties shall not mean a waiver or novation of rights.

2.4. Notices. Notices shall be given to, as applicable:

To TRIP:

Telephone: 19-3743-3001

Facsimile: 19-3743-3020

Attention: José Mário Caprioli

email: josemario@voetrip.com.br

STOCK OPTION AGREEMENT AND OTHER COVENANTS

To TOTAL:

Telephone: 41-3371-8200

Facsimile: 41-3371-8231

Attention: Alfredo Meister

email: alfmei@uol.com.br - meister@total.com.br

2.4.1. The Party that changes its contact information shall inform the other Parties thereof, under penalty of having the notice delivered to the address, facsimile or email listed herein deemed valid and effective.

2.5. Dispute resolution. In case of controversies and disputes relating to the effectiveness and performance of this Agreement and any amendments hereto, the Parties shall first seek an amicable resolution, as follows:

i)	the controversy shall be informed to the other Party by a written notice;

ii)	if an agreement is not initially reached by the parties, a meeting shall be scheduled to discuss the matter, in a neutral location, in the presence of a mediator mutually selected by the Parties;

iii)	any agreement reached by the Parties shall be made in writing and, for all purposes, become an integral part hereof.

2.6. If an amicable resolution for the dispute is not reached, it shall be submitted to arbitration, pursuant to Law No. 9.307/96, before the Mediation and Arbitration Center of the Chamber of Commerce Brazil-Canada, pursuant to this entity’s rules.

2.6.1. The parties in dispute shall mutually choose three arbitrators of the Chamber to examine and give their award on the dispute. If the Parties fail to reach an agreement, the arbitrators shall be selected by the President of the Arbitration Chamber.

STOCK OPTION AGREEMENT AND OTHER COVENANTS

2.6.2. The Parties agree to accept and comply with the arbitration awards, without litigation on the merits, pursuant to Law No. 9.307/96.

2.6.3. In case the selected arbitration chamber is dissolved, the Parties shall mutually agree on the choice of another chamber. If an agreement is not reached, the case shall be decided by three arbitrators, even if such arbitrators are not associated to any arbitration chamber. The selection of such arbitrators shall be as provided hereunder. If any party refuses to participate in the selection of the arbitrator, the arbitrator shall be appointed by the Judiciary, pursuant to Law No. 9.307/96

2.6.4. Arbitration shall be de jure, and governed by applicable law and the provisions hereof.

2.6.5. If the arbitration clause is considered invalid or inefficient, the jurisdiction of the District of Campinas, state of São Paulo, shall be chosen, including for purposes of questioning the validity or efficacy of this provision, as well as for appointing any arbitrator.

2.6.6. The losing Party shall pay for all arbitration costs and expenses, as well as attorney’s fees of lawyers involved in the proceeding. If the claim is partially granted, costs, expenses and attorney’s fees shall be proportionally split among the Parties.

2.6.7. The arbitration award is final and the winning Party may immediately proceed to enforce it.

This Agreement was executed in five (5) counterparts of equal content and form in the presence of two witnesses.

STOCK OPTION AGREEMENT AND OTHER COVENANTS

Campinas (São Paulo), January 11, 2008.

CONTRACTING PARTIES:

/s/ José Mário Caprioli dos Santos /s/ Renan Chieppe	/s/ Alfredo Meister Neto
TRIP PARTICIPAÇÕES LTDA.	TOTAL LINHAS AÉREAS S/A

SHAREHOLDERS: By TRIP PAR:

/s/ Nilton Carlos Chieppe /s/ Decio Luiz Chieppe	/s/ José Mário Caprioli dos Santos
ÁGUIA BRANCA PARTICIPAÇÕES S/A.	CAPRIOLI PARTICIPAÇÕES LTDA

Shareholders of TRIP LINHAS AÉREAS S/A (Directors and Alternates):

/s/ Antonio Augusto Gomes dos Santos

ANTONIO AUGUSTO GOMES DOS SANTOS

/s/ José Mário Caprioli dos Santos JOSÉ MÁRIO CAPRIOLI DOS SANTOS

/s/ Alexandra Caprioli dos Santos Fontolan ALEXANDRA CAPRIOLI DOS SANTOS FONTOLAN

/s/ Renan Chieppe	/s/ Decio Luiz Chieppe
RENAN CHIEPPE	DECIO LUIZ CHIEPPE

/s/ Nilton Carlos Chieppe NILTON CARLOS CHIEPPE

WITNESSES

1 /s/ Ricardo Vaze Pinto		2 /s/ Gustavo Lobo Veríssimo da Silva
Name	Ricardo Vaze Pinto	Name	Gustavo Lobo Veríssimo da Silva
	Advogado	RG/CPF	1001 285-95 053 621 197-52
RG/CPF	OAB/MG 73.786
CPF/MF 973.873. 396/00

AMENDMENT TO THE STOCK OPTION AGREEMENT AND OTHER

COVENANTS

PARTIES:

A) TOTAL LINHAS AÉREAS S/A, a closed corporation (sociedade anônima) with head offices at Av. Senador Salgado Filho, No. 5.397, Sala D, Bairro Uberaba, in the city of Curitiba, state of Paraná, CEP 81580-000, enrolled with the Corporate Taxpayers’ Registry (CNPJ/MF) under No. 32.068.363/0001-55, hereby represented, pursuant to its bylaws, by its CEO, ALFREDO MEISTER NETO, and CFO, ADEMIR KNOP, hereinafter simply referred to as “TOTAL”;

B) RIO NOVO LOCAÇÕES LTDA., a private company with head offices at Rodovia BR 262, Km 6,3, Vila Capixaba, in the city of Cariacica, state of Espírito Santo, CEP 29145-901, enrolled with the Corporate Taxpayers’ Registry (CNPJ/MF) under No. 04.373.710/0001-18, hereby represented by its managers, NILTON CARLOS CHIEPPE, Brazilian, born in the state of Espírito Santo, married under the universal community of property regime, architectural engineer, resident and domiciled at Rua Raulino Gonçalves, No. 122, Enseada da Praia do Suá, in the city of Vitória, state of Espírito Santo, CEP 29055-150, bearer of the identity card (RG) No. 105.882-SSP/ES, enrolled with the Individual Taxpayers’ Registry (CPF/MF) under No. 042.838.136-72, and DECIO LUIZ CHIEPPE, Brazilian, born in the state of Espírito Santo, married under the partial community of property regime, business administrator, resident and domiciled at Rua Placidino Passos, No. 170, bairro Ilha do Frade, in the city of Vitória, state of Espírito Santo, CEP 29057-740, bearer of the identity card (RG) No. 440.802 SSP/ES, enrolled with the Individual Taxpayers’ Registry (CPF/MF) under No. 576.171.987-87, hereinafter simply referred to as “RIO NOVO”;

C) SKYWEST, Inc., a foreign company with head offices at 444 South River Road, ZIP CODE 84790, in the city of St. George, state of Utah, United States of America, enrolled with the Corporate Taxpayers’ Registry (CNPJ/MF) under No. 9.944.419/0001-76, hereby represented by its attorney-in-fact, Renato Dias Pinheiro, Brazilian, divorced, lawyer, bearer of the identity card (RG) No. 21.823.125, enrolled with the Individual Taxpayers’ Registry (CPF/MF) under No. 045.818.147-15, resident and domiciled in the city of São Paulo, state of São Paulo, hereinafter simply referred to as “SKYWEST”;

D) TRIP PARTICIPAÇÕES S/A, a private company with head offices at Rodovia BR 262, Km 05, Campo Grande, in the city of Cariacica, state of Espírito Santo, CEP 29145-901, enrolled with the Corporate Taxpayers’ Registry (CNPJ/MF) under No. 09.229.532/0001-70, hereby represented by its duly authorized management, hereinafter simply referred to as “TRIP PAR”;

E) ÁGUIA BRANCA PARTICIPAÇÕES S/A, a private company with head offices at Rodovia BR 262, Km 05, Campo Grande, in the city of Cariacica, state of Espírito Santo, CEP 29157-405, enrolled with the Corporate Taxpayers’ Registry (CNPJ/MF) under No. 31.469.364/0001-49, hereby represented by its duly authorized Officers, hereinafter simply referred to as “ABP”;

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AMENDMENT TO THE STOCK OPTION AGREEMENT AND OTHER

COVENANTS

F) CAPRIOLI PARTICIPAÇÕES LTDA, a private company with head offices at Avenida Governador Pedro de Toledo, 869, Bonfim, CEP 13070-751, in the city of Campinas, state of São Paulo, enrolled with the Corporate Taxpayers’ Registry (CNPJ/MF) under No. 08.243.914/0001-95, hereby represented by its duly authorized administrator, hereinafter simply referred to as “CAPRIOLI PAR”;

G) ANTONIO AUGUSTO GOMES DOS SANTOS, Brazilian, married, businessman, bearer of the identity card (RG) No. 3.352.854-8 SSP/SP, enrolled with the Individual Taxpayers’ Registry (CPF/MF) under No. 068.697.008-00, resident and domiciled at Rua Ângelo José Vicente, No. 48, Bairro Nova Campinas, in the city of Campinas, state of São Paulo, CEP 13092-150;

H) JOSÉ MÁRIO CAPRIOLI DOS SANTOS, Brazilian, married, business administrator, bearer of the identity card (RG) No. 10.860.499-8 SSP/SP, enrolled with the Individual Taxpayers’ Registry (CPF/MF) under No. 182.107.798-93, resident and domiciled at Rua Proença, No. 991, apto. 163, CEP 13026-121, Bosque, in the city of Campinas, state of São Paulo;

I) ALEXANDRA CAPRIOLI DOS SANTOS FONTOLAN, Brazilian, married under the partial community of property regime, advertising professional, bearer of the Identity Card (RG) No. 10.860.498-6 SSP/SP, enrolled with the Individual Taxpayers’ Registry (CPF/MF) under No. 102.243.858-10, resident and domiciled at Rua Piquete, No. 1211, Jardim Itamarati, CEP 13093-060, in the city of Campinas, state of São Paulo;

J) RENAN CHIEPPE, Brazilian, divorced, business administrator, resident and domiciled at Avenida Antônio Gil Veloso, No. 160, Ed. Solar iza Ferreira, apto. 401, Praia da Costa, CEP: 29101-011, bearer of the Identity Card (RG) No. 484.790 SSP/ES, enrolled with the Individual Taxpayers’ Registry (CPF/MF) under No. 674.438.187-34;

K) DECIO LUIZ CHIEPPE, Brazilian, married, business administrator, resident and domiciled at Rua Placidino Passos, No. 170, casa, bairro Ilha do Frade, in the city of Vitória, state of Espírito Santo, CEP 29057-740, bearer of the Identity Card (RG) No. 440.802 SSP/ES, enrolled with the Individual Taxpayers’ Registry (CPF/MF) under No. 576.171.987-87;

L) NILTON CARLOS CHIEPPE, Brazilian, married, architectural engineer, resident and domiciled at Rua Raulino Gonçalves, No. 122, Enseada da Praia do Suá, in the city of Vitória, state of Espírito Santo, CEP 29055-150, bearer of the Identity Card (RG) No. 105.882-SSP/ES, enrolled with the Individual Taxpayers’ Registry (CPF/MF) under No. 042.838.136-7; and

M) ERIC D. CHRISTENSEN, American, married, officer, bearer of the US Passport No. 219.139.857, resident and domiciled at 1,130 Lizzie Lane, in the city of St. George, state of Utah, 84790, United States, hereby represented by his attorney-in-fact, Daniel de Miranda Faco, Brazilian, married, lawyer, resident and domiciled in the city of São Paulo, state of São Paulo.

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AMENDMENT TO THE STOCK OPTION AGREEMENT AND OTHER

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(each, a “Party” and, collectively, the “Parties”)

WITNESSETH:

a) WHEREAS TRIP and TOTAL entered into the “Business Adjustment Commitment Agreement and Other Covenants” (the “Commitment Agreement”), on November 6, 2007, whose subject matter is to set forth the operating and legal conditions to fully transfer TOTAL’s airline passenger operations, including the following Assets: Goodwill (Fundo de Negócios); aircrafts; brands; inventory of parts and tools; rights on improvements and use of hangars, as wells as related furniture, equipment, computers, software and tools; and its operating bases in the Brazilian territory, equipped with furniture, machinery and materials;

b) WHEREAS, on January 8, 2008, TRIP and TOTAL entered into an Assets Purchase Agreement and Other Covenants, giving effect to the transfer of Assets and establishing payment terms;

c) WHEREAS TOTAL and RIO NOVO entered into (i) a “Private Promise to Assign Shares of TRIP LINHAS AÉREAS S/A and Other Covenants,” on March 18, 2009, and (ii) a “Private Instrument of Share Assignment of TRIP LINHAS AÉREAS S/A and Other Covenants,” on April 8, 2009, whose subject matter is to set forth the purchase conditions for all common shares of TRIP held by TOTAL. Two purchase conditions have been set forth, namely: (i) Firm Offer of Shares: 3,366,666 common shares; and (ii) Stock Options: 3,366,667 common shares, amounting TOTAL’s equity interest to 6,733,333 common shares; and

d) WHEREAS, on January 11, 2008, TRIP and TOTAL entered into a Stock Option Agreement and Other Covenants, that provided for the irrevocable call option by TRIP PAR and put option by TOTAL, with minimum and maximum amounts set forth in the document hereby amended.

NOW THEREFORE, the PARTIES have caused this Amendment to the Stock Option Agreement and Other Covenants to be executed, and agree as follows:

FIRST:

The Stock Option Agreement and Other Covenants, executed on January 11, 2008, sets forth the conditions in connection with the transactions thereunder, in accordance with the respective provisions.

SECOND:

By this amendment, the parties lawfully decide, as they have decided, to amend the agreement mentioned in the above clause to supplement it with mutually granted and accepted terms, as follows:

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AMENDMENT TO THE STOCK OPTION AGREEMENT AND OTHER

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I. SHARE ADJUSTMENT

1.1. The FIRM sale of shares of TOTAL to RIO NOVO was given effect according to the (i) “Private Promise to Assign Shares of TRIP LINHAS AÉREAS S/A and Other Covenants,” executed on March 18, 2009, and (ii) “Private Instrument of Share Assignment of TRIP LINHAS AÉREAS S/A and Other Covenants,” executed on April 6, 2009, pursuant to which TOTAL assigns and transfers with consideration the ownership of three million, three hundred sixty-six thousand, six hundred sixty-six (3,366,666) common shares, as a firm purchase. The remaining lot of three million, three hundred sixty-six thousand, six hundred sixty-seven (3,366,667) common shares continues to be held by TOTAL, which lot has been promised to be sold to RIO NOVO pursuant to the Stock Option Agreement and Other Covenants, executed on April 8, 2009, which sets forth the exercise period of the option of one hundred eighty (180) days from the execution date thereof.

1.2. Accordingly, clause 1.1 of the Stock Option Agreement and Other Covenants, entered into on January 11, 2006, between TRIP PAR and TOTAL, as mentioned in “d” of the preamble hereof, is hereby amended as a result of the firm sale of common shares to RIO NOVO. Pursuant to the foregoing conditions, TOTAL’s shareholdings is hereby amended to three million, three hundred sixty-six thousand, six hundred sixty-seven (3,366,667) common shares.

1.3. If, as a result of the “Timely exercise by Rio Novo of the Stock Option Agreement and Other Covenants,” entered into between RIO NOVO and TOTAL, on April 6, 2009, the firm transfer of the remaining shares mentioned in the foregoing clause 1.2 hereof (3,366,667) occurs, which is an irrevocable obligation, it is hereby agreed by the PARTIES that this amendment and the original agreement identified in “d” of the preamble are fully subrogated to RIO NOVO, and the original PARTIES thereto (TRIP PAR and TOTAL) are not required to terminate the original agreement. Accordingly, the obligations entered into between the original parties shall be mutually, irrevocably, fully, and generally released.

II. CONSENT OF TRANSFER AND ASSIGNMENT OF SHARES AND RIGHTS

2.1. Clause 2.1 hereof sets forth that obligations assumed by the PARTIES and all rights hereunder are not transferrable, except with the prior and mutual consent and agreement of the original parties. Accordingly, this clause expressly grants, pursuant to its provisions and in the best terms of the law, the relevant consent and authorization to TOTAL to hereby assign and transfer to RIO NOVO all rights deriving from the firm purchase of shares, subrogating to RIO NOVO, in proportion to the purchased shares, all share rights and conditions provided for hereunder.

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AMENDMENT TO THE STOCK OPTION AGREEMENT AND OTHER

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2.2. If the Option mentioned in clause 1.3 above is exercised, the grant and consent hereby given by the PARTIES shall be expressly extended to the new lot of purchased shares, thus subrogating to RIO NOVO all share rights and obligations as agreed hereunder. Therefore, a new authorization to transfer rights and obligations under the Stock Option Agreement and Other Covenants is not required due to the purchase of the remaining shares of TOTAL by RIO NOVO.

2.3. Therefore, pursuant to the foregoing conditions and civil law, as set forth in Article 347, Item I, of the Brazilian Civil Code, according to the agreed subrogation, all rights and obligations under the Stock Option Agreement and Other Covenants are expressly transferred to RIO NOVO, in proportion to the firm purchase of shares and possible exercise of the Call Option.

III – MISCELLANEOUS

3.1. This Agreement shall prevail over any other previous negotiations, agreements, and contracts, which shall only be amended in writing and interpreted and applied in accordance with the principle of good faith, according to and in the context of the other agreements entered into by the Parties, especially in connection with contractual conditions.

3.2. Notices. Notices shall be given to, as applicable:

To TRIP PAR:

Telephone: 27-2125-1242

Facsimile: 27-2125-1313

Attention: Renan Chieppe

email: renan@aguiabranca.com.br

To TRIP:

Telephone: 19-3743-3001

Facsimile: 19-3743-3020

Attention: José Mário Caprioli

email: josemario@voetrip.com.br

To RIO NOVO:

Telephone: 27-2125-1210

Facsimile: 27-2125-1313

Attention: Decio L. Chieppe

email: decio@aguiabranca.com.br

To TOTAL:

Telephone/Facsimile: 41-3371-8200

Attention: Alfredo Meister

email: alfmei@uol.com.br - meister@total.com.br

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COVENANTS

3.2.1. The Party that changes its contact information shall inform the other Parties thereof, under penalty of having the notice delivered to the address, facsimile or email listed herein deemed valid and effective.

3.3. All other clauses and conditions of the Agreement hereby amended that have not been amended hereby and/or are not conflicting herewith are ratified and incorporated hereto, as if transcribed herein, including the obligations assumed and the restrictive clauses set forth, which shall be kept in their integrity for all purposes of the law.

This Agreement was executed in five (5) counterparts of equal content and form in the presence of two witnesses.

Vitória (Espírito Santo), April 8, 2009.

CONTRACTING PARTIES:

/s/ Nilton Carlos Chieppe	/s/ Decio Luiz Chieppe
RIO NOVO LOCAÇÕES LTDA.	RIO NOVO LOCAÇÕES LTDA.
Nilton Carlos Chieppe	Decio Luiz Chieppe

/s/ Alfredo Meister Neto	/s/ Ademir Knop
TOTAL LINHAS AÉREAS S/A	TOTAL LINHAS AÉREAS S/A
Alfredo Meister Neto	Ademir Knop

CONSENTING SHAREHOLDERS:

By TRIP PAR:

/s/ Renan Chieppe	/s/ José Mário Caprioli dos Santos
Renan Chieppe	José Mário Caprioli dos Santos

By SKY WEST:

/s/ Renato Dias Pinheiro
Renato Dias Pinheiro

Shareholders of TRIP LINHAS AÉREAS S/A (Directors):

/s/ Antonio Augusto Gomes dos Santos
ANTONIO AUGUSTO GOMES DOS SANTOS

/s/ José Mário Caprioli dos Santos
JOSÉ MÁRIO CAPRIOLI DOS SANTOS

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AMENDMENT TO THE STOCK OPTION AGREEMENT AND OTHER

COVENANTS

/s/ Alexandra Caprioli dos Santos Fontolan
ALEXANDRA CAPRIOLI DOS SANTOS FONTOLAN

/s/ Decio Luiz Chieppe
DECIO LUIZ CHIEPPE

/s/ Renan Chieppe
RENAN CHIEPPE

/s/ Nilton Carlos Chieppe
NILTON CARLOS CHIEPPE

/s/ Eric D. Christensen
ERIC D. CHRISTENSEN

GUARANTORS:

/s/ Nilton Carlos Chieppe /s/ Decio Luiz Chieppe
ÁGUIA BRANCA PARTICIPAÇÕES S/A

/s/ José Mário Caprioli dos Santos
CAPRIOLI PARTICIPAÇÕES LTDA.

/s/ Antonio Augusto Gomes dos Santos
ANTONIO AUGUSTO GOMES DOS SANTOS

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Continued (signature pages):

/s/ José Mário Caprioli dos Santos
JOSÉ MÁRIO CAPRIOLI DOS SANTOS

/s/ Alexandra Caprioli dos Santos Fontolan
ALEXANDRA CAPRIOLI DOS SANTOS FONTOLAN

/s/ Decio Luiz Chieppe
DECIO LUIZ CHIEPPE

/s/ Renan Chieppe
RENAN CHIEPPE

/s/ Nilton Carlos Chieppe
NILTON CARLOS CHIEPPE

WITNESSES

1	/s/ Ricardo Vaze Pinto	2	/s/ Ricardo Barros Cabral
Name Ricardo Vaze Pinto		Name Ricardo Barros Cabral
RG/CPF 973.873.396/00		RG/CPF

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SECOND AMENDMENT TO THE STOCK OPTION

AGREEMENT AND OTHER COVENANTS

PARTIES:

A) RIO NOVO LOCAÇÕES LTDA., private company with head offices at Rodovia BR 262, Km 6,3, Vila Capixaba, in the city of Cariacica, state of Espírito Santo, CEP 29145-901, enrolled with the Corporate Taxpayers’ Registry (CNPJ/MF) under No. 04.373.710/0001-18, hereby represented by its duly authorized management (hereinafter simply referred to as “RIO NOVO”);

B) TRIP PARTICIPAÇÕES S/A., private company with head offices at Rodovia BR 262, Km 05, Campo Grande, in the city of Cariacica, state of Espírito Santo, CEP 29145-901, enrolled with the Corporate Taxpayers’ Registry (CNPJ/MF) under No. 09.229.532/0001-70, hereby represented by its duly authorized management (hereinafter simply referred to as “TRIP PAR”);

C) ÁGUIA BRANCA PARTICIPAÇÕES S/A., private company with head offices at Rodovia BR 262, Km 05, Campo Grande, in the city of Cariacica, state of Espírito Santo, CEP 29157-405, enrolled with the Corporate Taxpayers’ Registry (CNPJ/MF) under No. 31.469.364/0001-49, hereby represented by its duly authorized Officers (hereinafter simply referred to as “ABP”); and

D) CAPRIOLI PARTICIPAÇÕES LTDA., private company with head offices at Avenida Governador Pedro de Toledo, 869, Bonfim, CEP 13070-751, in the city of Campinas, state of Săo Paulo, enrolled with the Corporate Taxpayers’ Registry (CNPJ/MF) under No. 08.243.914/0001-95, hereby represented by its duly authorized administrator (hereinafter simply referred to as “CAPRIOLI PAR”).

(each, a “Party” and collectively, the “Parties”)

WITNESSETH:

a)	WHEREAS, on January 11, 2008, TRIP PAR and TOTAL entered into a Stock Option Agreement and Other Covenants that provided for the irrevocable call option by TRIP PAR and put option by TOTAL, with minimum and maximum amounts set forth in the document hereby amended;

b)	WHEREAS, on April 8, 2009, TOTAL and RIO NOVO, with the express consent of TRIP PAR, entered into the Amendment to the Stock Option Agreement and Other Covenants, which agreement transferred the rights and obligations included in the amended instrument from TOTAL to RIO NOVO. All rights and obligations in effect under the Stock Option Agreement and Other Covenants mentioned in “a” above have been subrogated to RIO NOVO, pursuant to Article 347, Item I of the Brazilian Civil Code; and

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c)	WHEREAS, clause 1.8 of the instrument mentioned in “a” above formally set forth that, within forty-eight (48) months from the execution of the Stock Option Agreement, TRIP PAR agreed to purchase from RIO NOVO the shares mentioned in such instrument, for the price and at the terms set forth in the Agreement, whose final exercise date shall be January 11, 2012.

NOW THEREFORE, the PARTIES have caused this Second Amendment to the Stock Option Agreement and Other Covenants to be executed, and agree as follows:

FIRST:

The Stock Option Agreement and Other Covenants, executed on January 11, 2008, set forth the conditions in connection with the transactions thereunder, in accordance with the respective provisions. The Amendment to the Stock Option Agreement and Other Covenants, executed on April 8, 2009, transferred the rights and obligations of TOTAL to RIO NOVO.

SECOND:

By this amendment, the parties lawfully decide, as they have decided, to amend the agreement mentioned in the above clause to supplement it with mutually granted and accepted terms, as follows:

I. ADJUSTMENT TO THE EXERCISE PERIOD

1.1. RIO NOVO holds six million, seven hundred thirty-three thousand, three hundred thirty-three (6.733.333) common shares of TRIP Linhas Aéreas S/A., and may exercise a put option and sell its shares to TRIP PAR, whose final exercise date is January 11, 2012. The PARTIES agree to, free of any defect, extend the exercise period of the option to one hundred eighty (180) days from the original final exercise date that was previously set forth. Thus, the new final exercise date of the Put Option is July 9, 2012.

1.2. Accordingly, clause 1.8 of the Stock Option Agreement and Other Covenants, executed on January 11, 2008, is now worded as follows:

“1.8 – On July 9, 2012 (the “Exercise Date”), and on no other day, provided that a Listing Event (as defined below) has not occurred, RIO NOVO shall have the right, and not the obligation, exercisable in accordance with the terms and conditions set forth herein, to sell to TRIP PAR (that hereby agrees to purchase from RIO NOVO) all (and not less than all) shares held by RIO NOVO for the Price per Share set forth herein, to be paid exclusively in cash.

1.8.1 – For purposes hereof, “Listing Event” means the registration of the Company at the Brazilian Securities Commission (Comissão de Valores Mobiliários – CVM) as a publicly-traded company and the IPO, trading at any segment of the São Paulo Stock Exchange, or any successor stock exchange.”

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II. MISCELLANEOUS

2.1. This Agreement shall prevail over any other previous negotiations, agreements, and contracts, which shall only be amended in writing and interpreted and applied in accordance with the principle of good faith, according to and in the context of the other agreements entered into by the Parties, especially in connection with the contractual conditions.

2.2. Notices. Notices shall be given to, as applicable:

To TRIP PAR:

Telephone: 27-2125-6301

Facsimile: 27-2125-6301

Attention: Renan Chieppe

email: renan@aguiabranca.com.br

To RIO NOVO:

Telephone: 27-2125-6307

Facsimile: 27-2125-6307

Attention: Sr. Decio L. Chieppe

email: decio@aguiabranca.com.br

To CAPRIOLI:

Telephone: 19-2139-3112

Facsimile: 19-2139-3101

Attention: Sr. José Mario Caprioli dos Santos

email: josemario@voetrip.com.br

To ABP:

Telephone: 27-2125-6304

Facsimile: 27-2125-6304

Attention: Sr. Decio L. Chieppe

email: decio@aguiabranca.com.br

2.2.1. The Party that changes its contact information shall inform the other Parties thereof, under penalty of having the notice delivered to the address, facsimile or email listed herein deemed valid and effective.

2.3. All other clauses and conditions of the Agreement hereby amended, as amended, that have not been amended hereby and/or are not conflicting herewith are ratified and incorporated hereto, as if transcribed herein, including the obligations assumed and the restrictive clauses set forth, which shall be kept in their integrity for all purposes of the law.

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This Agreement was executed in four (4) counterparts of equal content and form, in the presence of two witnesses.

Vitória (Espírito Santo), December 22, 2011.

CONTRACTING PARTIES:

/s/ Renan Chieppe	/s/ Decio Luiz Chieppe
RIO NOVO LOCAÇÕES LTDA.	RIO NOVO LOCAÇÕES LTDA.
Renan Chieppe (Attorney-in-fact)	Decio Luiz Chieppe

/s/ Renan Chieppe	/s/ José Mário Caprioli dos Santos
TRIP PARTICIPAÇÕES S/A.	TRIP PARTICIPAÇÕES S/A.
Renan Chieppe	José Mario Caprioli dos Santos

GUARANTORS:

/s/ Decio L. Chieppe /s/ Renan Chieppe
ÁGUIA BRANCA PARTICIPAÇÕES S/A
Decio L. Chieppe - Renan Chieppe

/s/ José Mário Caprioli dos Santos
CAPRIOLI PARTICIPAÇÕES LTDA.
José Mario Caprioli dos Santos

WITNESSES

1	/s/ Ricardo Vaze Pinto	2	/s/ Thiago da Silva Santos
Name Ricardo Vaze Pinto		Name Thiago da Silva Santos
RG/CPF 973.873.396/00		RG/CPF

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THIRD AMENDMENT TO THE STOCK OPTION

AGREEMENT AND OTHER COVENANTS

PARTIES:

A) RIO NOVO LOCAÇÕES LTDA., private company with head offices at Rodovia BR 262, Km 6,3, Vila Capixaba, in the city of Cariacica, state of Espírito Santo, CEP 29145-901, enrolled with the Corporate Taxpayers’ Registry (CNPJ/MF) under No. 04.373.710/0001-18, hereby represented by its duly authorized management (hereinafter simply referred to as “RIO NOVO”);

B) TRIP PARTICIPAÇÕES S/A., private company with head offices at Rodovia BR 262, Km 05, Campo Grande, in the city of Cariacica, state of Espírito Santo, CEP: 29145-901, enrolled with the Corporate Taxpayers’ Registry (CNPJ/MF) under No. 09.229.532/0001-70, hereby represented by its duly authorized management (hereinafter simply referred to as “TRIP PAR”);

C) ÁGUIA BRANCA PARTICIPAÇÕES S/A., private company with head offices at Rua José Alexandre Buaiz, 300, 18º andar, Enseada do Suá, in the city of Vitória, state of Espírito Santo, CEP: 29050-545, enrolled with the Corporate Taxpayers’ Registry (CNPJ/MF) under No. 31.469.364/0001-49, hereby represented by its duly authorized Officers (hereinafter simply referred to as “ABP”); and

D) CAPRIOLI PARTICIPAÇÕES LTDA., private company with head offices at Avenida Governador Pedro de Toledo, 869, Bonfim, CEP 13070-751, in the city of Campinas, state of São Paulo, enrolled with the Corporate Taxpayers’ Registry (CNPJ/MF) under No. 08.243.914/0001-95, hereby represented by its duly authorized administrator (hereinafter simply referred to as “CAPRIOLI PAR”).

(each, a “Party” and collectively, the “Parties”)

WITNESSETH:

a)	WHEREAS, on January 11, 2008, TRIP PAR and TOTAL entered into a Stock Option Agreement and Other Covenants that provided for the irrevocable call option by TRIP PAR and put option by TOTAL, with minimum and maximum amounts set forth in the document hereby amended;

b)	WHEREAS, on April 8, 2009, TOTAL and RIO NOVO, with the express consent of TRIP PAR, entered into the Amendment to the Stock Option Agreement and Other Covenants, which agreement transferred the rights and obligations included in the amended instrument from TOTAL to RIO NOVO. All rights and obligations in effect under the Stock Option Agreement and Other Covenants mentioned in “a” above have been subrogated to RIO NOVO, pursuant to Article 347, Item I of the Brazilian Civil Code; and

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c)	WHEREAS, clause 1.8 of the instrument mentioned in “a” above formally set forth that, within forty-eight (48) months from the execution of the Stock Option Agreement, TRIP PAR agreed to purchase from RIO NOVO the shares mentioned in such instrument, for the price and at the terms set forth in the Agreement, whose original final exercise date was January 11, 2012, extended to July 9, 2012 by the Second Amendment to the Stock Option Agreement and Other Covenants, entered into by the parties on December 22, 2011.

NOW THEREFORE, the PARTIES have caused this Third Amendment to the Stock Option Agreement and Other Covenants to be executed, and agree as follows:

FIRST:

The Stock Option Agreement and Other Covenants, executed on January 11, 2008, set forth the conditions in connection with the transactions thereunder, in accordance with the respective provisions. The Amendment to the Stock Option Agreement and Other Covenants, executed on April 8, 2009, transferred the rights and obligations of TOTAL to RIO NOVO.

SECOND:

By this amendment, the parties lawfully decide, as they have decided, to amend the agreement mentioned in the above clause to supplement it with mutually granted and accepted terms, as follows:

I. ADJUSTMENT TO THE EXERCISE PERIOD

1.1. RIO NOVO holds six million, seven hundred thirty-three thousand, three hundred thirty-three (6,733,333) common shares of TRIP Linhas Aéreas S/A., and may exercise a put option and sell its shares to TRIP PAR, whose final exercise date is July 9, 2012. The PARTIES agree to, free of any defect, extend the exercise period of the option to eighteen (18) months from the final exercise date previously set forth in the Second Amendment. Thus, the new final exercise date of the Put Option is January 6, 2014.

1.2. Accordingly, clauses 1.2 to 1.7 of the Stock Option Agreement and Other Covenants, executed on January 11, 2008, as amended, provide for the following payments and are worded as follows:

1.2 – In case of an IPO, and solely as a result of such event, shares of TRIP or holding company that controls the Company shall be priced through a bookbuilding process, which is the valuation of shares according to a method adopted in the capital markets (the “Pricing”).

1.3 – If, as a result of Pricing, the estimated amount of all shares of TRIP or holding company that controls the Company held by RIO NOVO is below [*****] RIO NOVO may then exercise its full Put Option and sell its shares to TRIP PAR, taking into account the share percentage in effect at the time, for the minimum Exercise price of [*****], as adjusted by the criteria set forth in clause 1.10.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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1.4 – If, as a result of Pricing, the estimated amount of all shares of TRIP or holding company that controls the Company held by RIO NOVO is above [*****], TRIP PAR may then settle the purchase of shares of RIO NOVO, for the maximum Exercise price of [*****], as adjusted by the criteria set forth in clause 1.10.

1.5 – In case of an IPO, upon Pricing, the Put Option shall be subject to the following:

i) the Put Option shall be exercised, upon express statement (“Notice”) sent to the other Party, on the Pricing date;

ii) based on the dynamics of the IPO process, especially the Pricing procedure, the PARTIES shall be in direct contact (in person or by cell phone) at the time of such event (Pricing); once they become aware of the set price, they shall formalize and exercise the corresponding Option;

iii) once the Option is exercised by RIO NOVO, TRIP PAR shall have to immediately purchase the shares for the set prices, as applicable;

iv) payment for the shares shall be made by wire transfer to the account or accounts indicated by RIO NOVO, in Brazil, within thirty (30) days from the effective receipt of the Put Option Notice.

1.6. If, as of the execution date hereof, there is any reverse stock split or stock split, for any reason, the relevant effects shall apply to the number of shares held by RIO NOVO in TRIP or holding company that controls the Company, and such new number of shares shall be automatically subject to the provisions hereof.

1.7. The Exercise of the Put Option shall always take into account the shareholding in effect at the time of the Exercise, thus terminating any rights or obligations deriving from such shares, at the time of the financial settlement and transfer of shares.”

1.3. Accordingly, clause 1.8 of the Stock Option Agreement and Other Covenants, executed on January 11, 2008, as amended, is worded as follows:

“1.8 – On January 6, 2014 (the “Exercise Date”), provided that a new Listing Event (as defined below) has not occurred, RIO NOVO shall have the right, and not the obligation, exercisable in accordance with the terms and conditions set forth herein, to sell to TRIP PAR (that hereby agrees to purchase from RIO NOVO) all (and not less than all) shares held by RIO NOVO in the capital stock of TRIP or any other company that comes to control it, for the Price set forth herein, to be paid exclusively in cash.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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1.8.1 — If RIO NOVO wishes to exercise its right to sell to TRIP PAR all its Shares, in accordance with the terms set forth above, it shall formally state so through an express communication sent to TRIP PAR, at any time as of the execution date hereof until the “Exercise Date.” Failure to previously notify its intention to exercise the right to sell by the “Exercise Date” shall be deemed a lack of interest in completing the sale, thus remaining in the capital stock of TRIP or any other company that comes to control TRIP.

1.8.2 — For purposes hereof, “Listing Event” means the registration of the Company, or holding company that controls the Company, with the Brazilian Securities Commission (Comissão de Valores Mobiliários – CVM), as a publicly-traded company and the IPO, trading at any segment of the São Paulo Stock Exchange, or any successor stock exchange.”

II. REPLACEMENT OF THE ASSET AND ITS PRICING

2.1. The current shareholders of TRIP Linhas Aéreas S/A. and AZUL S.A., a company (sociedade anônima) with head offices at Alameda Surubiju, No. 2,010 and 2,050, Block A, room 21, Alphaville Industrial, in the city of Barueri, state of São Paulo, enrolled with the Corporate Taxpayers’ Registry (CNPJ/MF) under No. 09.305.9994/0001-29 (“AZUL Holding”), entered into and Investment Agreement, on May 25, 2012, pursuant to which the Shareholders of TRIP and AZUL Holding share the mutual desire to merge all Shares of TRIP into AZUL Holding, with the subsequent delivery of new shares issued by AZUL Holding to the Shareholders of TRIP, without any termination of TRIP, pursuant to Article 252 of Federal Law No. 6.404, of December 15, 1976 (“Brazilian Corporate Law”), in order to submit AZUL and TRIP to the same shareholding control, thus increasing (i) the synergies and the operating capabilities of both companies, (ii) the standard of quality of airline services in the Brazilian civil aviation sector, and (iii) competition with other sector leaders (“Share Merger” or “Transaction”).

2.2. The abovementioned Transaction sets forth the conditions that need to be approved by the Parties and the Brazilian Civil Aviation Agency (Agência Nacional da Aviação Civil – ANAC), and once fulfilled, the Transaction shall be completed and the shares of TRIP held by the current shareholders shall be merged. As regards to the share merger, the Investment Agreement provides for the number of Class A common shares and Class B preferred shares of AZUL Holding to be issued as a result of the Share Merger to be equal to thirty percent and seven tenths (30.7%) of all shares issued by AZUL Holding (“Initial Swap Ratio”) after the Share Merger. The type and total number of New Shares issued by AZUL Holding, pro rata, in favor of the Shareholders of TRIP, on the Merger Date, will only be available at a future time. As a result of future adjustments in the equity interest of Shareholders of TRIP, which adjustments may occur within twenty-four (24) months from the date of execution of the Investment Agreement, subject to the pricing of AZUL Holding in case of an IPO, the total equity interest of the Shareholders of TRIP may vary from twenty-seven percent (27%) to thirty-three percent (33%) of the total capital stock of AZUL Holding.

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2.3. Taking into account the conditions mentioned in clauses 2.1 and 2.2, upon satisfactory completion of the Transaction with the effective merger of the shares, the Parties decide to amend the corporate asset to be exercised, through the selling right of RIO NOVO, by replacing the shares held by RIO NOVO in the capital stock of TRIP Linhas Aéreas S/A. for all equity interest held by RIO NOVO in the capital stock of AZUL Holding.

2.4. As a result of the foregoing and in order to conform the contractual conditions, clauses 1.9 and 1.10 of the Stock Option Agreement and Other Covenants, executed on January 11, 2008, as amended, are now worded as follows:

“1.9. The amount to be paid by TRIP PAR, in the cases set forth in Item 1.8 above, shall be agreed upon as follows:

i) the price agreed upon shall be based on January 6, 2014.

ii) each Party shall engage, at its expense, an appraisal company (Investment Bank) with unblemished technical capabilities and public acknowledgment in the valuation of assets and Companies, selected among the ten (10) Investment Banks ranked by the Brazilian Association of Financial and Capital Market Entities (Associação Brasileira das Entidades dos Mercados Financeiro e de Capitais – ANBIMA) as major Coordinators or Participants of the Merger, Acquisition, Public Offering for the Acquisition of Shares (Oferta Pública de Aquisição de Ações – OPA), Initial Public Offering (IPO), and Corporate Restructuring processes (collectively referred to simply as “Mergers and Acquisitions). This rank is published on a quarterly basis and is available at ANBIMA’s website (http://portal.anbima.com.br/Pages/home.aspx), at the time of the event.

iii) the price shall be equal to the arithmetic mean of the values shown in the report prepared by two appraisal companies;

iv) however, if the values shown in the reports differ by more than fifteen percent (15%), the Parties shall, as mutually agreed, choose a third company, pursuant to the same criteria mentioned above. However, in order to avoid any difficulty, such third company shall be the one best ranked by ANBIMA among the ten (10) best Investment Banks; the value assessed by it shall be included as an assessed value together with the other two appraisal companies, and the price shall be equal to the arithmetic mean of the values shown in the reports presented by the three (3) appraisal companies, serving as a reference base to the transaction.

1.9.1. If the appraisal report sets a value for all shares held by RIO NOVO in the capital stock of AZUL Holding below [*****],

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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then the minimum Exercise price for RIO NOVO shall be equal to [*****] for all shares held by RIO NOVO. If the appraisal report sets a value for all shares held by RIO NOVO in the capital stock of AZUL Holding above [*****] then the maximum Exercise price for RIO NOVO shall be equal to [*****] for all shares held by RIO NOVO. If the appraisal report sets a value between [*****] and [*****], then the price for all shares held by RIO NOVO in the capital stock of AZUL Holding shall be the value set.

1.9.2. Once the appraisal process has been completed, the payment of all shares shall be made through wire transfer to the account or accounts listed by RIO NOVO, in Brazil, within thirty (30) days.

1.10. In any circumstances, the minimum value of [*****] and the maximum value of [*****] shall be adjusted as follows:

i)	until the thirty-sixth month from the date of the execution of the original Stock Option Agreement (January 11, 2008), at [*****] of the CDI rate;

ii)	as of the thirty-sixth month until effective payment, at [*****] of the CDI rate plus [*****] per month.”

III. MISCELLANEOUS

3.1. This Agreement shall prevail over any other previous negotiations, agreements, and contracts, which shall only be amended in writing and interpreted and applied in accordance with the principle of good faith, according to and in the context of the other agreements entered into by the Parties, especially in connection with the contractual conditions.

3.2. Notices. Notices shall be given to, as applicable:

To TRIP PAR:

Telephone: 27-2125-6301

Facsimile: 27-2125-6301

Attention: Renan Chieppe

email: renan@aguiabranca.com.br

To RIO NOVO:

Telephone: 27-2125-6304

Facsimile: 27-2125-6304

Attention: Decio L. Chieppe

email: decio@aguiabranca.com.br

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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To CAPRIOLI:

Telephone: 19-2139-3112

Facsimile: 19-2139-3101

Attention: José Mario Caprioli dos Santos

email: josemario@voetrip.com.br

To ABP:

Telephone: 27-2125-6304

Facsimile: 27-2125-6304

Attention: Decio L. Chieppe

email: decio@aguiabranca.com.br

3.2.1. The Party that changes its contact information shall inform the other Parties thereof, under penalty of having the notice delivered to the address, facsimile or email listed herein deemed valid and effective.

3.3. All other clauses and conditions of the Agreement hereby amended, as amended, that have not been amended hereby and/or are not conflicting herewith are ratified and incorporated hereto, as if transcribed herein, including the obligations assumed and the restrictive clauses set forth, which shall be kept in their integrity for all purposes of the law.

This Agreement was executed in four (4) counterparts of equal content and form, in the presence of two witnesses.

Vitória (Espírito Santo), July 2, 2012.

CONTRACTING PARTIES:

/s/ Nilton Carlos Chieppe	/s/ Decio Luiz Chieppe
RIO NOVO LOCAÇÕES LTDA.	RIO NOVO LOCAÇÕES LTDA.
Nilton Carlos Chieppe	Decio Luiz Chieppe

/s/ Renan Chieppe	/s/ José Mario Caprioli dos Santos
TRIP PARTICIPAÇÕES S/A.	TRIP PARTICIPAÇÕES S/A.
Renan Chieppe	José Mario Caprioli dos Santos

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GUARANTORS:

/s/ Nilton Carlos Chieppe /s/ Decio L. Chieppe
ÁGUIA BRANCA PARTICIPAÇÕES S/A
Nilton Carlos Chieppe - Decio L. Chieppe

/s/ José Mario Caprioli dos Santos
CAPRIOLI PARTICIPAÇÕES LTDA.
José Mario Caprioli dos Santos

WITNESSES
1	/s/ Thiago da Silva Santos	2	/s/ Ricardo Vaze Pinto
Name Thiago da Silva Santos		Name Ricardo Vaze Pinto
RG/CPF 103.729.367.33		RG/CPF 973.873.396-00

8

FOURTH AMENDMENT TO THE STOCK OPTION

AGREEMENT AND OTHER COVENANTS

PARTIES:

A) RIO NOVO LOCAÇÕES LTDA., a private company with its head office at Rodovia BR 262, Km 6.3, Vila Capixaba, in the city of Cariacica, state of Espírito Santo, ZIP code 29145-901, with corporate taxpayer ID number [CNPJ] 04.373.710/0001-18, herein represented by its duly authorized management (hereinafter referred to simply as “RIO NOVO”);

B) TRIP PARTICIPAÇÕES S/A., a private company with its head office at Rodovia BR 262, Km 05, Campo Grande, in the city of Cariacica, state of Espírito Santo, ZIP code 29145-901, with corporate taxpayer ID number [CNPJ] 09.229.532/0001-70, herein represented by its duly authorized management (hereinafter referred to simply as “TRIP PAR”);

C) ÁGUIA BRANCA PARTICIPAÇÕES S/A., a private company with its head office at Rua José Alexandre Buaiz, 300, 18th floor, Enseada do Suá, in the city of Vitória, state of Espírito Santo, ZIP code 29050-545, with corporate taxpayer ID number [CNPJ] 31.469.364/0001-49, herein represented by its duly authorized Officers (hereinafter referred to simply as “ABP”); and

D) CAPRIOLI PARTICIPAÇÕES LTDA., a private company with i t s head office at Avenida Governador Pedro de Toledo, 869, Bonfim, ZIP code 13070-751, in the city of Campinas, state of São Paulo, with corporate taxpayer ID number [CNPJ] 08.243.914/0001-95, herein represented by its duly authorized administrator (hereinafter referred to simply as “CAPRIOLI PAR”).

(individually a “Party” and jointly the “Parties”)

RECITALS:

a)	WHEREAS, on January 11, 2008, TRIP PAR and TOTAL entered into a Stock Option Agreement and Other Covenants that provided for an irrevocable call option by TRIP PAR and put option by TOTAL, with minimum and maximum amounts set forth in the document hereby amended;

b)	WHEREAS, on April 8, 2009, TOTAL and RIO NOVO, with the express consent of TRIP PAR, entered into an Amendment to the Stock Option Agreement and Other Covenants, which agreement transferred the rights and obligations included in the amended instrument from TOTAL to RIO NOVO. All rights and obligations in effect under the Stock Option Agreement and Other Covenants mentioned in “a” above have been subrogated to RIO NOVO, pursuant to Article 347, Item I, of the Brazilian Civil Code; and

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c)	WHEREAS, section 1.8 of the instrument mentioned in “a” above formally established that, within forty-eight (48) months from the execution of the Stock Option Agreement, TRIP PAR agreed to purchase from RIO NOVO the shares mentioned in that instrument, for the price and at the terms set forth in the Agreement, whose original final exercise date was January 11, 2012, extended to January 6, 2014 by the Second and Third Amendments to the Stock Option Agreement and Other Covenants entered into by the parties, respectively, on December 22, 2011, and July 2, 2012.

NOW, THEREFORE, the PARTIES have caused this Fourth Amendment to the Stock Option Agreement and Other Covenants to be executed, and agree as follows:

FIRST:

The Stock Option Agreement and Other Covenants, entered into on January 11, 2008, set forth the conditions in connection with the transactions thereunder, in accordance with the respective provisions. The Amendment to the Stock Option Agreement and Other Covenants, entered into on April 8, 2009, transferred TOTAL’s rights and obligations to RIO NOVO.

SECOND:

By this amendment, the parties lawfully decide, as they have done, to amend the agreement mentioned in the above section to supplement it with mutually granted and accepted terms, as follows:

I. ADJUSTMENT TO THE EXERCISE PERIOD

1.1. RIO NOVO holds ninety-eight thousand, five hundred and seven (98,507) common shares and forty-four thousand, two hundred and ninety (44,290) preferred class B shares, totaling one hundred and forty-two thousand, seven hundred and ninety-seven (142,797) shares of the company AZUL S/A., and may exercise a put option and sell its shares to TRIP PAR, the final exercise date for which is January 6, 2014. The PARTIES agree, free of any defect, to extend the exercise period of the option to six (6) months from the final exercise date previously set forth in the Third Amendment. Thus, the new final exercise date of the Put Option is July 7, 2014.

1.2. Accordingly, sections 1.2 through 1.7 of the Stock Option Agreement and Other Covenants, executed on January 11, 2008, as amended, will now have the following wording and renumbering:

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CONFIDENTIAL TREATMENT REQUESTED

1.2 – In case of an IPO, and solely as a result of such event, shares of AZUL S.A. shall be priced through a bookbuilding process, which is the valuation of shares according to a method adopted in the capital markets (the “Pricing”).

1.3 – If, as a result of Pricing, the estimated amount of all shares of AZUL S.A. held by RIO NOVO is below [*****], RIO NOVO may then exercise its full Put Option and sell its shares to TRIP PAR, taking into account the share percentage in effect at the time, for the minimum Exercise price of [*****], as adjusted by the criteria set forth in section 1.10.

1.4 – If, as a result of Pricing, the estimated amount of all shares of AZUL S.A. held by RIO NOVO is above [*****], TRIP PAR may then settle the purchase of shares of RIO NOVO, for the maximum Exercise price of [*****], as adjusted by the criteria set forth in section 1.10.

1.5 – In case of an IPO, upon Pricing, the Put Option shall be subject to the following:

i) the Put Option shall be exercised, upon express statement (“Notice”) sent to the other Party, on the Pricing date;

ii) based on the dynamics of the IPO process, especially the Pricing procedure, the PARTIES shall be in direct contact (in person or by cell phone) at the time of such event (Pricing); once they become aware of the set price, they shall formalize and exercise the corresponding Option;

iii) once the Option is exercised by RIO NOVO, TRIP PAR shall have to immediately purchase the shares for the set prices, as applicable;

iv) payment for the shares shall be made by wire transfer to the account or accounts indicated by RIO NOVO, in Brazil, within thirty (30) days from the effective receipt of the Put Option Notice.

1.6. If, from the date this instrument is signed, there is any reverse stock split or stock split, for any reason, the relevant effects shall apply to the number of shares held by RIO NOVO in AZUL S.A., and such new number of shares shall be automatically subject to the provisions hereof.

1.7. The Exercise of the Put Option shall always take into account the shareholding in effect at the time of the Exercise, thus terminating any rights or obligations deriving from such shares at the time of the financial settlement and transfer of shares.”

1.3. Accordingly, section 1.8 of the Stock Option Agreement and Other Covenants, executed on January 11, 2008, as amended, is now worded as follows:

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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“1.8 – On July 7, 2014 (the “Exercise Date”), provided that a new Listing Event (as defined below) has not occurred, RIO NOVO shall have the right, and not the obligation, exercisable in accordance with the terms and conditions set forth herein, to sell to TRIP PAR (which hereby agrees to purchase from RIO NOVO) all (and not less than all) shares held by RIO NOVO in the capital stock of AZUL S.A., for the Price set forth herein, to be paid exclusively in cash.

1.8.1 – If RIO NOVO wishes to exercise its right to sell all its Shares to TRIP PAR, in accordance with the terms set forth above, it shall formally so state through an express communication sent to TRIP PAR, at any time from the execution date hereof until the “Exercise Date.” Failure to give advance notice of its intention to exercise the right to sell by the “Exercise Date” shall be deemed a manifestation of no interest in completing the sale, with it thus remaining in the capital stock of AZUL S.A.

1.8.2 – For purposes hereof, “Listing Event” means the registration of the Company, or holding company that controls the Company, with the Brazilian Securities Commission (Comissão de Valores Mobiliários), or CVM, and/or the U.S. Securities and Exchange Commission, or SEC, as a publicly-traded company and an IPO, trading on any segment of the São Paulo Stock Exchange or any successor stock exchange, or on the New York Stock Exchange, or NYSE.”

II. REPLACEMENT OF THE ASSET AND ITS PRICING

2.1. The Parties resolve to amend the corporate asset to be exercised by the right of sale by RIO NOVO, replacing the shares held by RIO NOVO in the share capital of TRIP Linhas Aéreas S/A with the entirety of the equity interest held by RIO NOVO in AZUL S.A.’s share capital.

2.2. As a result of the foregoing and in order to conform the contractual conditions, sections 1.9 and 1.10 of the Stock Option Agreement and Other Covenants, executed on January 11, 2008, as amended, are now worded as follows:

“1.9. The amount to be paid by TRIP PAR, in the cases set forth in Item 1.8 above, shall be agreed upon as follows:

i) the price will be calculated using [*****], as the basis date.

ii) each Party will engage, at its expense, an appraisal company (Investment Bank) with unquestioned technical capabilities and a strong reputation for the valuation of assets and Companies, selected from among the ten (10) Investment Banks ranked by the Brazilian Association of Financial and Capital Market Entities (Associação Brasileira das Entidades dos Mercados Financeiro e de Capitais), or ANBIMA, as the largest Coordinators or Participants in Mergers, Acquisitions, Tender Offers for the Acquisition of Shares (Oferta Pública de Aquisição de Ações), or OPAs, Initial Public Offerings (IPOs), and Corporate Restructuring processes (collectively referred to simply as “Mergers and Acquisitions). This ranking is published on a quarterly basis and is available at ANBIMA’s website (http://portal.anbima.com.br/Pages/home.aspx), at the time of the event.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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CONFIDENTIAL TREATMENT REQUESTED

iii) the price shall be equal to the arithmetic mean of the values shown in the report prepared by two appraisal companies;

iv) however, if the values shown in the reports differ by more than fifteen percent (15%), the Parties shall, as mutually agreed, choose a third company, pursuant to the same criteria mentioned above. However, in order to avoid any difficulty, such third company shall be the one that is ranked highest by ANBIMA from among the ten (10) best Investment Banks; the value calculated by it shall be included together with the amounts from the other two appraisal companies, and the price shall be equal to the arithmetic mean of the values shown in the reports presented by the three (3) appraisal companies, and will serve as the reference basis for the transaction.

1.9.1. If the appraisal report establishes a value for all shares held by RIO NOVO in the capital stock of AZUL S.A. below [*****], then the minimum Exercise price for RIO NOVO shall be equal to [*****] for all shares held by RIO NOVO. If the appraisal report sets a value for all shares held by RIO NOVO in the capital stock of AZUL S.A. above [*****], then the maximum Exercise price for RIO NOVO shall be equal to [*****] for all shares held by RIO NOVO. If the appraisal report establishes a value between [*****]) and [*****], then the price for all shares held by RIO NOVO in the capital stock of AZUL S.A. shall be the value established in the appraisal report.

1.9.2. Once the appraisal process has been completed, the payment for all shares shall be made through wire transfer to the account or accounts listed by RIO NOVO, in Brazil, within thirty (30) days.

1.10. In any case, the minimum value of [*****] and the maximum value of [*****]) shall be subject to interest as follows:

i)	until the thirty-sixth month from the date of the execution of the original Stock Option Agreement (January 11, 2008), at [*****] of the Interbank Certificate of Deposit (Certificado de Depósito Interbancário), or CDI, rate;

ii)	from the thirty-sixth month until effective payment, at [*****] of the CDI rate plus [*****] per month.”

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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III. MISCELLANEOUS

3.1. This Agreement shall prevail over any other, prior negotiations, agreements, and contracts, and can only be amended in writing. It must be interpreted and applied in accordance with the principle of good faith, according to and in the context of the other agreements entered into by the Parties, especially in connection with the contractual conditions.

3.2. Notices. Notices shall be given, as

applicable: To TRIP PAR:

Telephone: 27-2125-6301

Facsimile: 27-2125-

6301 Attention: Renan

Chieppe

email: renan@aguiabranca.com.br

To RIO NOVO:

Telephone: 27-2125-6304

Facsimile: 27-2125-6304

Attention: Decio L. Chieppe

email: decio@aguiabranca.com.br

To CAPRIOLI:

Telephone: 11-4134-9849

Facsimile: 11-4134-9849

Attention: José Mario Caprioli dos Santos

email: josemario@voeazul.com.br

To ABP:

Telephone: 27-2125-6304

Facsimile: 27-2125-6304

Attention: Decio L. Chieppe

email: decio@aguiabranca.com.br

3.2.1. The Party that changes its contact information shall inform the other Parties thereof, under penalty of having the notice delivered to the address, facsimile or email listed herein be deemed valid and effective.

3.3. All other t e r m s and conditions of the Agreement and its amendments that are hereby amended, that have not been amended hereby and/or are not conflicting herewith, are ratified and incorporated into this Fourth Amendment, as if quoted herein, including the obligations assumed and the restrictive covenants set forth, which shall be kept in full for all purposes of the law.

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This Agreement was executed in four (4) identical counterparts, in the presence of two witnesses.

Vitória, Espírito Santo, December 27, 2013.

CONTRACTING PARTIES:

/s/ Nilton Carlos Chieppe		/s/ Decio Luiz Chieppe
RIO NOVO LOCAÇÕES LTDA.		RIO NOVO LOCAÇÕES LTDA.
Nilton Carlos Chieppe		Decio Luiz Chieppe

/s/ Renan Chieppe		/s/ José Mário Caprioli dos Santos
TRIP PARTICIPAÇÕES S/A.		TRIP PARTICIPAÇÕES S/A.
Renan Chieppe		José Mario Caprioli dos Santos

GUARANTORS:

/s/ Nilton Carlos Chieppe /s/ Decio L. Chieppe
ÁGUIA BRANCA PARTICIPAÇÕES S/A

Nilton Carlos Chieppe - Decio L. Chieppe

/s/ José Mário Caprioli dos Santos
CAPRIOLI PARTICIPAÇÕES LTDA.
José Mario Caprioli dos Santos

WITNESSES

1	/s/ Thiago da Silva Santos	2	/s/ Ricardo Vaze Pinto
Name Thiago da Silva Santoa		Name Ricardo Vaze Pinto
RG/CPF 11.176.327 SSP/MG		RG/CPF CAR/MG 73 786
103.729.367-33		CPF/MF 973.873.396/00

7

FIFTH AMENDMENT TO THE STOCK OPTION AGREEMENT AND OTHER

COVENANTS

By this private instrument:

(a) RIO NOVO LOCAÇÕES LTDA., a limited business company with its head office in Cariacica, Espírito Santo, at Rodovia BR 262, Km 6.3, Room 208, ZIP Code 29157-405, with corporate taxpayer ID number [CNPJ/MF] 04.373.710/0001-18, herein represented in accordance with its founding documents, from here onwards referred to simply as “Rio Novo”;

(b) TRIP PARTICIPAÇÕES S.A., a share Corporation with its head office in Cariacica, Espírito Santo, at Rodovia BR 262, Km 05, Campo Grande, ZIP Code 29145-901, with corporate taxpayer ID number [CNPJ/MF] 09.229.532/0001-70, herein represented in accordance with its founding documents, from here onwards referred to simply as “TRIP Par”;

(c) ÁGUIA BRANCA PARTICIPAÇÕES S.A., a share Corporation with its head office in Cariacica, Espírito Santo, at Rodovia BR262, Km 05, Campo Grande, with corporate taxpayer ID number [CNPJ/MF] 31.469.364/0001-49, herein represented in accordance with its founding documents, from here onwards referred to simply as “ABP”; and

(d) CAPRIOLI PARTICIPAÇÕES LTDA., a limited business company with its head office in Campinas, São Paulo, at Avenida Governador Pedro de Toledo, 869, Bonfim, with corporate taxpayer ID number [CNPJ/MF] 08.243.914/0001-95, herein represented in accordance with its founding documents, from here onwards referred to simply as “Caprioli”;

Rio Novo, TRIP Par, ABP and Caprioli are referred to from here onwards jointly as the “Parties” or individually as a “Party”.

RECITALS

A. WHEREAS, a Stock Option Agreement and Other Covenants was entered into on January 11, 2008, among Total Linhas Aéreas S.A., TRIP Participações Ltda. (the former name of TRIP Par), ABP, Caprioli, Antonio Augusto Gomes dos Santos, José Mário Caprioli dos Santos, Alexandra Caprioli dos Santos Fontolan, Renan Chieppe, Decio Luiz Chieppe and Nilton Carlos Chieppe, as amended on April 8, 2009, December 22, 2011, July 2, 2012, and December 27, 2013 (“Option Agreement”);

CONFIDENTIAL TREATMENT REQUESTED

B. WHEREAS, due to agreements and arrangements, the current parties to the Option Agreement are the Parties, in accordance with the recitals above;

C. WHEREAS, Section 1.8 of the Option Agreement establishes that the final exercise date for Rio Novo’s option to sell all the shares held by Rio Novo in Azul S.A.’s share capital to TRIP Par is July 7, 2014;

D. WHEREAS, the Parties wish to extend the mentioned final exercise date and establish other conditions.

THE PARTIES resolve that they will amend the Option Agreement through this “Fifth Amendment to the Stock Option Agreement and Other Covenants” (“Fifth Amendment”),which will be governed by the following terms and conditions:

SECTION I

AMENDMENTS

1.1. Section 1.8 of the Option Agreement is amended so that it will have the following wording:

“1.8.On [*****] (the “Exercise Date”), and provided that a Listing Event (as defined below) has not occurred, RIO NOVO will have the right, but not the obligation,exercisable in accordance with the terms and conditions set forth herein, to sell to TRIP PAR (which hereby agrees to purchase from RIO NOVO) all (and not less than all) of the Shares held by RIO NOVO in AZUL S.A.’s share capital, for the price set forth herein, to be paid exclusively in cash.”

1.2. Section 1.8.3 is included in the Option Agreement, with the following wording:

“1.8.3. If Caprioli, at its option, exercises one of the measures stipulated in Section 3.3 of the Subscription Agreement and Other Covenants entered into by ABP, Caprioli and TRIP Par on April 14, 2014, a copy of which Rio Novo recognizes it has received on this date,then this Stock Option Agreement and Other Covenants will be automatically rescinded,losing all its effects, without any cost or burden for any of the parties.”

SECTION II

RATIFICATIONS

2.1.All the sections, items, characteristics and conditions contained in the Option Agreement are ratified in the terms in which they are written, including, but not limited to, Sections 2.5 and 2.6, which establish the dispute resolution method for the Option Agreement.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

SECTION III

MISCELLANEOUS

3.1. This Fifth Amendment is entered into irrevocably and irreversibly, binding the Parties and their successors.

3.2. The terms used in this Fifth Amendment that are not defined here have the same meaning that is attributed to them in the Option Agreement.

3.3. Any conflict resulting from this Fifth Amendment will be resolved in accordance with Sections 2.5 and 2.6 of the Option Agreement.

Having so agreed, the parties sign this instrument in four (4) identical copies, together with two (2) witnesses, who also sign it.

Vitória, April 14, 2014

Signature page of the Fifth Amendment to the Stock Option Agreement and Other Covenants

/s/ Decio Luiz Chieppe /s/ Nilton Carlos Chieppe
ÁGUIA BRANCA PARTICIPAÇÕES S.A.
Name: Decio Luiz Chieppe Nilton Carlos Chieppe
Position:

Signature page of the Fifth Amendment to the Stock Option Agreement and Other Covenants

/s/ José Mário Caprioli dos Santos
CAPRIOLI PARTICIPAÇÕES LTDA.
Name: José Mário Caprioli dos Santos
Position:

Signature page of the Fifth Amendment to the Stock Option Agreement and Other Covenants

/s/ Renan Chieppe /s/ José Mario Caprioli Santos
TRIP PARTICIPAÇÕES S.A.
Name: Renan Chieppe José Mario Caprioli Santos
Position:

Signature page of the Fifth Amendment to the Stock Option Agreement and Other Covenants

/s/ Decio Chieppe /s/ Nilton Carlos Chieppe
RIO NOVO LOCAÇÕES LTDA.
Name: Decio Chieppe Nilton Carlos Chieppe
Position:

Signature page of the Fifth Amendment to the Stock Option Agreement and Other Covenants

Witnesses:

/s/ Gabriela da Matta Chieppe Leal	/s/ Thiago da Silva Santos
Name: Gabriela da Matta Chieppe Leal	Name: Thiago da Silva Santos
Advogado
ID [R.G.]: 2050880-SPTC/ES	ID [R.G.]: OAB/ES 13.702